                                                                    EXHIBIT a(i)

                                 AMENDMENT NO. 8
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                              AIM INVESTMENT FUNDS

                  This Amendment No. 8 to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (this "Amendment") amends, effective as of August ___, 2003, the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (the "Trust") dated as of May 15, 2002 (the "Agreement").

                  Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

                  NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A

                              AIM INVESTMENT FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                               CLASSES OF EACH PORTFOLIO
---------                                               -------------------------
AIM Developing Markets Fund                             Class A Shares
                                                        Class B Shares
                                                        Class C Shares

AIM Global Energy Fund                                  Class A Shares
                                                        Class B Shares
                                                        Class C Shares

AIM Global Financial Services Fund                      Class A Shares
                                                        Class B Shares
                                                        Class C Shares

AIM Global Health Care Fund                             Class A Shares
                                                        Class B Shares
                                                        Class C Shares

AIM Global Science and                                  Class A Shares
Technology Fund                                         Class B Shares
                                                        Class C Shares

PORTFOLIO                                               CLASSES OF EACH PORTFOLIO
---------                                               -------------------------
AIM Libra Fund                                          Class A Shares
                                                        Class B Shares
                                                        Class C Shares

AIM Trimark Endeavor Fund                               Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Institutional Class Shares

AIM Trimark Fund                                        Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Institutional Class Shares

AIM Trimark Small Companies Fund                        Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Institutional Class Shares"

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of ______________, 2003.


                                           By:
                                              ----------------------------------
                                              Name:  Robert H. Graham
                                              Title: President